[MFS Logo]                                                    Semiannual Report
INVESTMENT MANAGMENT                                             April 30, 1997

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MFS(R) STRATEGIC INCOME FUND
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[graphic omitted]

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LEARNING FINANCIAL BASICS THE EASY WAY (see page 31)
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
TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
Portfolio Manager's Overview ............................................... 3
Portfolio Manager's Profile ................................................ 4
Fund Facts ................................................................. 4
Performance Summary ........................................................ 4
Portfolio Concentration .................................................... 6
Portfolio of Investments ................................................... 7
Financial Statements .......................................................13
Notes to Financial Statements ..............................................21
Independent Auditors' Report ...............................................30
The ABCs of Investing ......................................................31
The MFS Family of Funds(R) .................................................32
Trustees and Officers ......................................................33

   HIGHLIGHTS

o FOR THE SIX MONTHS ENDED APRIL 30, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 5.27%, CLASS B SHARES 4.94%, CLASS C SHARES 4.96%, AND CLASS I SHARES 4.62%.

o THE FUND'S INTERNATIONAL SOVEREIGN EXPOSURE HAS BEEN REDUCED TO VIRTUALLY ZERO IN THE LAST SIX MONTHS, WHILE THE EXPOSURE TO U.S. TREASURIES WAS CUT TO 0.6%, THEIR LOWEST ALLOCATION IN THE HISTORY OF THE FUND.

o THE FUND'S BIGGEST GAINS CAME FROM ITS OVERWEIGHTING IN "BB"-RATED U.S. ELECTRIC UTILITIES, WHICH PERFORMED QUITE WELL AND EXPERIENCED POSITIVE RATING NEWS.

o CURRENTLY, HIGH-YIELD CORPORATE SECURITIES MAKE UP THE LARGEST PORTION OF THE PORTFOLIO AND WILL PROBABLY CONTINUE TO DO SO IN COMING MONTHS AS EVIDENCE MOUNTS OF TREMENDOUS GROWTH IN THE U.S. ECONOMY.

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]
 A. Keith Brodkin

Dear Shareholders:
After more than six years of expansion, the U.S. economy is experiencing another year of growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. Some of that strength was seen in the first quarter, when the U.S. economy grew at an annualized rate of 5.6% (based on preliminary estimates), a pace that would be inflationary in the unlikely event that it were to continue. The ongoing tightness in the labor market could also add some inflationary pressures to the economy. At the same time, there is some reason for caution as a result of the continuing high level of consumer debt and rising personal bankruptcies. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, with the strength of the first quarter moderating as we move through the balance of the year.

  In the bond markets, conflicting signals over the strength of the economy have also created near-term volatility, and the Federal Reserve Board has begun taking measured steps to control inflation by raising short-term interest rates. Although we do not expect a repeat of the rapid growth in the first quarter, we would expect the Fed to raise interest rates at least one more time in reaction to the economic momentum that was built up during the period. While inflationary forces largely remained in check in 1996, the continued strength in the labor market suggests that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now approaching 1%, which we consider a positive development for the bond markets. Although interest rates may remain volatile over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

  We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ A. Keith Brodkin

    A. Keith Brodkin
    Chairman and President

    May 14, 1997

PORTFOLIO MANAGER'S OVERVIEW

[Photo of James T. Swanson]

Dear Shareholders:
For the six months ended April 30, 1997, Class A shares of the Fund provided a total return of 5.27%, Class B shares 4.94%, Class C shares 4.96%, and Class I shares 4.62%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges.

  We attribute the favorable results to the following strategic decisions. First, we moved the Fund's international sovereign exposure to virtually zero in the last six months. Further, we lowered our exposure to U.S. Treasuries to 0.6%, their lowest allocation in the history of the Fund. These two markets have performed poorly in the wake of moves by the Federal Reserve Board to tighten monetary conditions and raise interest rates, moves that were not well received by the bond markets, which are sensitive to rate changes. In addition, we maintained the Fund's duration, or interest-rate sensitivity, short relative to key benchmarks in the above sectors, which helped to further protect the Fund against changes in interest rates.

  The biggest gains in the portfolio came from our overweighting in "BB"-rated U.S. electric utilities, which performed quite well and experienced positive rating news. We also were overweighted in emerging markets and benefited from credit upgrades in Brazil and Argentina, as well as from tightening yield spreads in this sector that created both price appreciation and relative outperformance.

  Currently, high-yield corporate securities make up the largest portion of the portfolio and will probably continue to do so in coming months as evidence mounts of tremendous growth in the U.S. economy. Going forward, we would expect to buy more U.S. Treasuries and international sovereign bonds if the yield on the 30-year Treasury bond reaches 7.5%.

  We continue to believe that a diversified bond portfolio can provide competitive returns at lower risk levels than portfolios dedicated to one asset class. We believe our process of focusing on relative risk, based on risk-adjusted forward returns, has helped us balance the requirement for current yield with relative stability for the shareholder.

    Respectfully,

/s/ James T. Swanson
    James T. Swanson
    Portfolio Manager

PORTFOLIO MANAGER'S PROFILE

JAMES T. SWANSON JOINED MFS IN 1985 AS VICE PRESIDENT - INVESTMENTS AND WAS NAMED SENIOR VICE PRESIDENT IN 1989. A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION, HE WAS NAMED PORTFOLIO MANAGER OF MFS(R) STRATEGIC INCOME FUND IN 1991.

FUND FACTS

STRATEGY:              THE INVESTMENT OBJECTIVE OF THE FUND IS TO PROVIDE HIGH
                       CURRENT INCOME BY INVESTING IN FIXED-INCOME SECURITIES.

COMMENCEMENT OF
INVESTMENT OPERATIONS: CLASS A:  OCTOBER 29, 1987
                       CLASS B:  SEPTEMBER 7, 1993
                       CLASS C:  SEPTEMBER 1, 1994
                       CLASS I:   JANUARY 9, 1997

SIZE:                  $92.7 MILLION NET ASSETS AS OF APRIL 30, 1997

PERFORMANCE SUMMARY

Because mutual funds like MFS Strategic Income Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, Class C, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
AS OF APRIL 30, 1997

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                                                                         Life of
                                                     6 Months           1 Year          5 Years             Fund*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                +5.27%          +12.13%          +49.47%         +134.78%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --            +12.13%          + 8.37%         +  9.39%
-----------------------------------------------------------------------------------------------------------------
SEC Results                                              --            + 6.78%          + 7.32%         +  8.83%
-----------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, October 29, 1987, through April 30, 1997.

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                                                                         Life of
                                                     6 Months           1 Year          5 Years             Fund*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                +4.94%          +11.46%          +45.58%         +128.73%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --            +11.46%          + 7.80%         +  9.09%
-----------------------------------------------------------------------------------------------------------------
SEC Results                                              --            + 7.46%          + 7.51%         +  9.09%
-----------------------------------------------------------------------------------------------------------------

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                                                                         Life of
                                                     6 Months           1 Year          5 Years             Fund*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                +4.96%          +11.40%          +46.46%         +130.13%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --            +11.40%          + 7.93%         +  9.16%
-----------------------------------------------------------------------------------------------------------------
SEC Results                                              --            +10.40%          + 7.93%         +  9.16%
-----------------------------------------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                                                                         Life of
                                                     6 Months           1 Year          5 Years             Fund*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                +4.62%          +12.23%          +49.60%         +134.98%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --            +12.23%          + 8.39%         +  9.40%
-----------------------------------------------------------------------------------------------------------------
SEC Results                                              --            +12.23%          + 8.39%         +  9.40%
-----------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, October 29, 1987, through April 30, 1997.

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares, which became available on January 9, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class B and Class C share results include the performance and operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. The Class A share performance included in the Class B and Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the sales charge generally applicable to Class A shares.

Class I share results include the performance and operating expenses (e.g., Rule 12b-1 fees) of Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included in the Class I share SEC performance has been adjusted to reflect the fact that Class I shares have no initial sales charge. These results represent the percentage change in net asset value.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 1997

LARGEST SECTORS

Corporates                           54%
Emerging Markets and Other Foreign   28%
Miscellaneous                        10%
U.S. Government and Treasury          8%

For a more complete breakdown, refer to the Portfolio of Investments.

PORTFOLIO OF INVESTMENTS - April 30, 1997

Bonds - 89.7%
------------------------------------------------------------------------------------------------
                                                               Principal Amount
Issuer                                                            (000 Omitted)            Value
------------------------------------------------------------------------------------------------
U.S. Bonds - 62.2%
  Aerospace - 1.1%
    BE Aerospace, Inc., 9.875s, 2006                                     $1,000     $  1,030,000
------------------------------------------------------------------------------------------------
  Airlines - 0.6%
    K & F Industries, Inc., 10.375s, 2004                                $  500     $    521,250
------------------------------------------------------------------------------------------------
  Automotive - 1.5%
    Exide Corp., 10s, 2005                                               $  750     $    759,375
    Harvard Industries, Inc., 12s, 2004                                     430          193,500
    Titan Wheel International, Inc., 8.75s, 2007                            450          450,000
                                                                                    ------------
                                                                                    $  1,402,875
------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.6%
    Advanta Corp., 7.07s, 1997                                           $1,000     $  1,000,800
    Bank United Corp., 8.875s, 2007                                         500          492,135
                                                                                    ------------
                                                                                    $  1,492,935
------------------------------------------------------------------------------------------------
  Building - 0.3%
    Nortek, Inc., 9.25s, 2007##                                          $   60     $     58,950
    Nortek, Inc., 9.875s, 2004                                              250          247,500
    UDC Homes, Inc., 14.5s, 2000                                              6            3,048
                                                                                    ------------
                                                                                    $    309,498
------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.3%
    Millicom International Cellular Communications Corp.,
      0s to 2001, 13.5s to 2006                                          $  350     $    245,000
------------------------------------------------------------------------------------------------
  Chemicals - 1.3%
    NL Industries, Inc., 11.75s, 2003                                    $  250     $    268,750
    UCC Investors Holdings, Inc., 0s to 1998, 12s to 2005                 1,000          920,000
                                                                                    ------------
                                                                                    $  1,188,750
------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.10%
    E & S Holdings Corp., 10.375s, 2006                                  $1,000     $  1,030,000
    FoodBrands America, Inc., 10.75s, 2006                                  750          862,500
    Revlon, Inc., 10.5s, 2003                                               200          208,500
    Sealy Corp., 9.5s, 2003                                                 500          507,500
    Westpoint Stevens, Inc., 9.375s, 2005                                   250          256,250
                                                                                    ------------
                                                                                    $  2,864,750
------------------------------------------------------------------------------------------------
  Containers - 0.4%
    Calmar, Inc., 11.5s, 2005                                            $  250     $    257,500
    Ivex Packaging Corp., 12.5s, 2002                                       100          108,625
                                                                                    ------------
                                                                                    $    366,125
------------------------------------------------------------------------------------------------
  Defense Electronics - 0.6%
    Alliant Techsystem., Inc., 11.75s, 2003                              $  500     $    540,000
------------------------------------------------------------------------------------------------
  Entertainment - 0.9%
    Cinemark USA, Inc., 9.625s, 2008                                     $  750     $    735,000
    Marvel Holdings, Inc., 0s, 1998+                                        500           65,000
                                                                                    ------------
                                                                                    $    800,000
------------------------------------------------------------------------------------------------

U.S. Bonds - continued
  Food and Beverage Products - 0.5%
    Specialty Foods Corp., 10.25s, 2001                                  $  500     $    488,750
------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.6%
    Fort Howard Corp., 9.25s, 2001                                       $  500     $    515,000
------------------------------------------------------------------------------------------------
  Machinery - 0.5%
    AGCO Corp., 8.5s, 2006                                               $  500     $    505,000
------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.5%
    Beverly Enterprises, Inc., 9s, 2006                                  $  460     $    457,700
------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.2%
    Haynes International, Inc., 11.625s, 2004                            $1,000     $  1,065,000
------------------------------------------------------------------------------------------------
  Oil Services - 1.3%
    Clark USA, Inc., 10.875s, 2005                                       $  500     $    506,250
    Falcon Drilling, Inc., 8.875s, 2003                                     500          495,000
    Ferrell Gas LP, 10s, 2001                                               200          205,000
                                                                                    ------------
                                                                                    $  1,206,250
------------------------------------------------------------------------------------------------
  Oils - 0.3%
    Enserch Exploration, Inc., 7.54s, 2009##                             $  250     $    244,110
------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.5%
    Red Roof Inns, Inc., 9.625s, 2003                                    $  500     $    507,500
------------------------------------------------------------------------------------------------
  Special Products and Services - 2.0%
    AAF-Mcquay, Inc., 8.875s, 2003                                       $  500     $    481,250
    IMO Industries, Inc., 11.75s, 2006                                      500          500,000
    Polymer Group, Inc., 12.25s, 2002                                       333          361,721
    Thermadyne Holdings Corp., 10.75s, 2003                                 500          510,000
                                                                                    ------------
                                                                                    $  1,852,971
------------------------------------------------------------------------------------------------
  Steel - 2.5%
    Alaska Steel Corp., 9.125s, 2006                                     $1,000     $    986,250
    Commonwealth Aluminum Corp., 10.75s, 2006                               500          515,000
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                          300          303,000
    WCI Steel, Inc., 10s, 2004                                              500          502,500
                                                                                    ------------
                                                                                    $  2,306,750
------------------------------------------------------------------------------------------------
  Supermarkets - 3.9%
    Dominick's Finer Foods Co., 10.875s, 2005                            $  500     $    545,625
    Grand Union Co., 12s, 2004                                              750          716,250
    Jitney Jungle Stores of America, Inc., 12s, 2006                        750          813,750
    Pathmark Stores, Inc., 9.625s, 2003                                     500          465,000
    Ralph's Grocery Co., 10.45s, 2004                                       500          530,000
    Smith's Food & Drug Centers, 11.25s, 2007                               500          556,250
                                                                                    ------------
                                                                                    $  3,626,875
------------------------------------------------------------------------------------------------
  Telecommunications - 9.1%
    Adelphia Communications Corp., 9.875s, 2007##                        $   75     $     70,875
    American Radio Systems Corp., 9s, 2006                                  500          495,000
    Brooks Fiber Properties, Inc., 0s to 2001, 10.875s
      to 2006                                                               500          327,500
    Cablevision Industries Corp., 9.25s, 2008                               100          106,165
    Comcast Corp., 9.375s, 2005                                             500          510,000
    Diamond Cable Communications Corp., 0s to 2000,
      11.75s to 2005                                                        250          173,125
    Echostar Satellite Broadcasting Corp., 0s to 2000,
      13.125s to 2004                                                     1,000          710,000
    Falcon Holdings Group, Inc., 11s, 2003                                  228          198,695
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006                         1,250          743,750
    Intermedia Capital Partners IV, LP, 11.25s, 2006                         75           77,250
    Jones Intercable, Inc., 8.875s, 2007                                    500          482,500
    Marcus Cable Operating Co., 0s to 1999,
      13.5s to 2004                                                         500          413,750
    MFS Communications, Inc., 0s to 2001, 8.875s to
      2006                                                                  800          606,824
    Mobilemedia Communications, Inc., 0s to 1998,
      10.50s to 2003+                                                       205           30,750
    Nextel Communications, Inc., 0s to 1999, 9.75s to
      2004                                                                  500          363,750
    Panamsat Capital Corp., 0s to 1998, 11.375s to 2003                   1,250        1,181,250
    Rogers Cablesystems, Inc., 10.125s, 2012                                500          511,250
    Sprint Spectrum LP, 11s, 2006                                           550          600,875
    Teleport Communications Group, Inc., 0s to 2001,
      11.125s to 2007                                                       500          343,750
    Western Wireless Corp., "A", 10.5s, 2007                                500          492,500
                                                                                    ------------
                                                                                    $  8,439,559
------------------------------------------------------------------------------------------------
  Transportation - 0.1%
    Moran Transportation Co., 11.75s, 2004                               $  100     $    107,000
------------------------------------------------------------------------------------------------
  U.S. Government and Treasury Obligations - 8.1%
  Government National Mortgage Association - 7.5%
    GNMA, 8.5s, 2025                                                     $4,343     $  4,482,298
    GNMA, 8.5s, 2027                                                      2,409        2,486,226
                                                                                    ------------
                                                                                    $  6,968,524
------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 0.6%
    U.S. Treasury Notes, 6.25s, 2002                                     $  600     $    592,032
------------------------------------------------------------------------------------------------
Total U.S. Government and Treasury Obligations                                      $  7,560,556
------------------------------------------------------------------------------------------------
  Utilities - Electric - 15.1%
    El Paso Electric Co., 9.4s, 2011                                     $1,000     $  1,063,830
    First PV Funding Corp., 10.15s, 2016                                    343          365,295
    First PV Funding Corp., 10.3s, 2014                                     729          772,740
    Midland Cogeneration Venture Corp., 10.33s, 2002                      1,196        1,280,006
    Midland Funding Corp., "B", 13.25s, 2006                              2,500        2,978,825
    Niagara Mohawk Power Corp., 8s, 2004                                    625          615,588
    Niagara Mohawk Power Corp., 8.77s, 2018                                 990          974,229
    Niagara Mohawk Power Corp., 9.25s, 2001                               2,250        2,337,975
    North Atlantic Energy Corp., 9.05s, 2002                              1,500        1,481,025
    Texas & New Mexico Power Co., 12.5s, 1999                             2,000        2,151,660
                                                                                    ------------
                                                                                    $ 14,021,173
------------------------------------------------------------------------------------------------
  Utilities - Gas - 2.2%
    Maxus Energy Corp., 9.875s, 2002                                     $  500     $    516,250
    Maxus Energy Corp., 11.25s, 2013                                      1,000        1,035,000
    Ras Laffan Liquefied Natural Gas, 8.294s, 2014##                        500          508,125
                                                                                    ------------
                                                                                    $  2,059,375
------------------------------------------------------------------------------------------------
  Other - 2.1%
    George Town Real Estate Ltd., 5.9s, 2007##                           $  500     $    478,500
    Humpuss Funding Corp., 7.72s, 2009##                                    500          490,345
    News America Holdings, Inc., 8.15s, 2036                                500          476,675
    Shopko Stores, Inc., 8.5s, 2002                                         500          495,000
                                                                                    ------------
                                                                                    $  1,940,520
------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                    $ 57,665,272
------------------------------------------------------------------------------------------------
Foreign Bonds - 27.5%
  Argentina - 3.6%
    City of Buenos Aires, 11.25s, 2007                                   $  700     $    729,750
    Hidroelectrica Alicura, 8.375s, 1999##                                  500          499,375
    Republic of Argentina, 5.5s, 2023                                     1,000          651,250
    Republic of Argentina, 6.75s, 2005                                      485          444,988
    Republic of Argentina, 11.75s, 2007##                                 1,000        1,047,500
                                                                                    ------------
                                                                                    $  3,372,863
------------------------------------------------------------------------------------------------
  Brazil - 9.6%
    Companhia Energetica de Minas, 9.125s, 2004##                        $1,500     $  1,488,750
    Companhia Paranaense, 9.75s, 2005##                                   2,000        2,020,000
    Federal Republic of Brazil, 5s, 2014                                  1,681        1,275,440
    Federal Republic of Brazil, 6.688s, 2001                                 13           12,805
    Federal Republic of Brazil, 6.938s, 2009                              2,500        2,118,750
    Leasing Bank Boston/Brazil, 8.375s to 1999, 8.625s
      to 2001, 9s to 2004##                                               2,000        1,985,000
                                                                                    ------------
                                                                                    $  8,900,745
------------------------------------------------------------------------------------------------
  Canada - 1.1%
    Gulf Canada Resources Ltd., 9.25s, 2004                              $  500     $    517,500
    Rogers Cantel, Inc., 9.375s, 2008                                       500          513,750
                                                                                    ------------
                                                                                    $  1,031,250
------------------------------------------------------------------------------------------------
  Ecuador - 1.4%
    Republic of Ecuador, 3.5s, 2025                                      $3,000     $  1,305,000
------------------------------------------------------------------------------------------------
  Greece - 2.5%
    Hellenic Republic, 13.4s, 2003                       GRD            600,000     $  2,299,290
------------------------------------------------------------------------------------------------
  Indonesia - 0.7%
    PT Polysindo Eka Perkasa, 13s, 2001                                  $  555     $    620,213
------------------------------------------------------------------------------------------------
  Ireland - 0.5%
    Republic of Ireland, 6.5s, 2001                      IEP                325     $    494,639
------------------------------------------------------------------------------------------------
  Mexico - 4.1%
    Empresas ICA Sociedad SA, 11.875s, 2001                              $2,000     $  2,135,000
    Grupo Elektra SA, 12.75s, 2001                                        1,500        1,629,375
                                                                                    ------------
                                                                                    $  3,764,375
------------------------------------------------------------------------------------------------
  Panama - 3.1%
    Republic of Panama, 7.875s, 2002##                                   $3,000     $  2,872,500
------------------------------------------------------------------------------------------------
  Russia - 0.8%
    Russia, Interest Notes, 6.5s, 2049++(S)(S)                           $1,000     $    693,750
------------------------------------------------------------------------------------------------
  United Kingdom - 0.1%
    Central Transport Rental Finance Corp., 9.5s, 2003                   $  143     $    132,606
------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                 $ 25,487,231
------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $83,409,651)                                          $ 83,152,503
------------------------------------------------------------------------------------------------
Stocks - 0.1%
------------------------------------------------------------------------------------------------
                                                                         Shares
------------------------------------------------------------------------------------------------
U.S. Stocks - 0.1%
  Apparel and Textiles - 0.1%
    Ithaca Industries, Inc.                                               8,000     $     64,000
------------------------------------------------------------------------------------------------
  Building
    Atlantic Gulf Communities Corp.*++                                      100     $        550
------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $     64,550
------------------------------------------------------------------------------------------------
Foreign Stocks
  United Kingdom
    Central Transport Rental Group PLC, ADR*                             69,924     $     21,851
------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $     21,851
------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $157,798)                                            $     86,401
------------------------------------------------------------------------------------------------
Preferred Stock - 3.2%
------------------------------------------------------------------------------------------------
  Cablevision Systems Corp.                                               5,659     $    519,213
  Panamsat Corp.                                                          1,031        1,221,735
  Long Island Lighting Co., 7.95s                                        25,000          650,000
  Renaissance Cosmetics, Inc., 14s##                                        535          470,800
  Time Warner, Inc., "K", 10.25s                                            110          118,250
------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $2,969,944)                                 $  2,979,998
------------------------------------------------------------------------------------------------
Warrants - 0.1%
------------------------------------------------------------------------------------------------
  American Media, Inc.*                                                  27,000     $        422
  ICO, Inc.*                                                             62,500           40,625
  Renaissance Cosmetics, Inc.*                                              500           50,000
------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $51,786)                                           $     91,047
------------------------------------------------------------------------------------------------

Repurchase Agreement - 8.1%
------------------------------------------------------------------------------------------------
                                                               Principal Amount
Issuer                                                            (000 Omitted)            Value
------------------------------------------------------------------------------------------------
  Goldman Sachs, dated 4/30/97, due 5/01/97, total to be received $7,481,112
    (secured by various U.S. Treasury and federal agency obligations in a jointly traded account),
    at Amortized Cost                                                $    7,480     $  7,480,000
------------------------------------------------------------------------------------------------
Short-Term Obligations - 2.1%
------------------------------------------------------------------------------------------------
  CSFB Russia Note, due 07/21/97++
    (Identified Cost, $1,954,556)                                    $    2,000     $  1,949,318
------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $96,023,735)                                    $ 95,739,267
Other Assets, Less Liabilities - (3.3)%                                               (3,061,800)
------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $ 92,677,467
------------------------------------------------------------------------------------------------
     *Non-income producing security.
     +Non-income producing security - in default.
    ++Restricted security.
    ##SEC Rule 144A restriction.
(S)(S)When-issued security. At April 30, 1997, the Fund had sufficient cash and/or securities at least equal to the value of the when-issued security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

                 IEP = Irish Punts        GRD = Greek Drachma

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
April 30, 1997
------------------------------------------------------------------------------

Assets:
  Investments, at value (identified cost, $96,023,735)                        $ 95,739,267
  Net receivable for closed forward foreign currency exchange contracts             84,658
  Receivable for Fund shares sold                                                  854,481
  Receivable for investments sold                                                2,248,460
  Interest receivable                                                            1,914,574
  Receivable from investment adviser                                               314,921
  Other assets                                                                     341,199
                                                                              ------------
      Total assets                                                            $101,497,560
                                                                              ------------

Liabilities:
  Cash overdraft                                                                  $  9,967
  Payable for Fund shares reacquired                                                38,401
  Payable for investments purchased                                              8,599,194
  Payable to affiliates -
    Management fee                                                                   1,008
    Distribution fee                                                                26,631
  Accrued expenses and other liabilities                                           144,892
                                                                              ------------
      Total liabilities                                                       $  8,820,093
                                                                              ------------
Net assets                                                                    $ 92,677,467
                                                                              ============
Net assets consist of:
  Paid-in capital                                                             $ 90,682,855
  Unrealized depreciation on investments and translation of assets and
    liabilities in foreign currencies                                             (204,591)
  Accumulated undistributed net realized gain on investments and foreign
    currency transactions                                                        1,950,129
  Accumulated undistributed net investment income                                  249,074
                                                                              ------------
      Total                                                                   $ 92,677,467
                                                                              ============
Shares of beneficial interest outstanding                                      11,351,448
                                                                               ==========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $51,444,871 / 6,281,952 shares of beneficial interest
    outstanding)                                                                  $8.19
                                                                                  =====
  Offering price per share (100 / 95.25)                                          $8.60
                                                                                  =====
Class B shares:
  Net asset value and offering price per share
    (net assets $34,230,658 / 4,206,932 shares of beneficial interest
    outstanding)                                                                  $8.14
                                                                                  =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $7,001,836 / 862,552 shares of beneficial interest
    outstanding)                                                                  $8.12
                                                                                  =====
Class I shares:
  Net asset value and offering price per share
    (net assets of $102 / 12 shares of beneficial interest outstanding)           $8.19
                                                                                  =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class
B, and Class C shares. See notes to financial statements

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
Six Months Ended April 30, 1997
-------------------------------------------------------------------------------

Net investment income:
Income -
  Interest                                                                    $  4,044,646
  Dividend                                                                         186,039
                                                                              ------------
      Total investment income                                                 $  4,230,685
                                                                              ------------

  Expenses -
    Management fee                                                            $    515,943
    Administrative fee                                                               2,300
    Trustees' compensation                                                          24,012
    Shareholder servicing agent fee (Common)                                        38,636
    Shareholder servicing agent fee (Class A)                                       12,726
    Shareholder servicing agent fee (Class B)                                        9,614
    Shareholder servicing agent fee (Class C)                                        1,380
    Distribution and service fee (Class A)                                          90,076
    Distribution and service fee (Class B)                                         150,857
    Distribution and service fee (Class C)                                          30,616
    Custodian fee                                                                   64,767
    Printing                                                                        39,704
    Auditing fees                                                                   38,664
    Postage                                                                         25,228
    Legal fees                                                                       4,699
    Miscellaneous                                                                   73,443
                                                                              ------------
      Total expenses                                                          $  1,122,665
    Fees paid indirectly                                                           (17,625)
    Preliminary reduction of expenses by investment adviser                       (655,430)
                                                                              ------------
      Net expenses                                                            $    449,610
                                                                              ------------
        Net investment income                                                 $  3,781,075
                                                                              ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                   $  2,213,174
    Written option transactions                                                     29,506
    Foreign currency transactions                                                 (217,928)
    Futures contracts                                                              (68,933)
                                                                              ------------
        Net realized gain on investments                                      $  1,955,819
                                                                              ------------

  Change in unrealized appreciation (depreciation) -
    Investments                                                               $ (1,643,529)
    Written options                                                                (22,603)
    Translation of assets and liabilities in foreign currencies                    256,022
                                                                              ------------
        Net unrealized loss on investments                                    $ (1,410,110)
                                                                              ------------
          Net realized and unrealized gain on investments and foreign
currency                                                                      $    545,709
                                                                              ------------
            Increase in net assets from operations                            $  4,326,784
                                                                              ============

See notes to financial statements

Statement of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                         Six Months Ended             Year Ended
                                                           April 30, 1997       October 31, 1996
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $ 3,781,075            $ 5,127,428
  Net realized gain on investments and foreign
    currency transactions                                       1,955,819                427,669
  Net unrealized gain (loss) on investments and
    foreign currency translation                               (1,410,110)               870,240
                                                              -----------            -----------
    Increase in net assets from operations                    $ 4,326,784            $ 6,425,337
                                                              -----------            -----------

Distributions declared to shareholders -
  From net investment income (Class A)                        $(2,190,051)           $(3,527,319)
  From net investment income (Class B)                         (1,166,941)            (1,123,277)
  From net investment income (Class C)                           (236,864)              (266,632)
  From net investment income (Class I)                                 (2)            --
  Net realized gain on investments and foreign
    currency transactions (Class A)                              (460,894)              (400,584)
  Net realized gain on investments and foreign
    currency transactions (Class B)                              (246,359)               (87,623)
  Net realized gain on investments and foreign
    currency transactions (Class C)                               (50,625)               (10,865)
                                                              -----------            -----------
      Total distributions declared to shareholders            $(4,351,736)           $(5,416,300)
                                                              -----------            -----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                            $33,856,877            $46,730,577
  Net asset value of shares issued to shareholders
    in
    reinvestment of distributions                               2,439,088              2,632,478
  Cost of shares reacquired                                   (23,865,340)           (21,213,968)
                                                              -----------            -----------
    Increase in net assets from Fund share transactions       $12,430,625            $28,149,087
                                                              -----------            -----------
      Total increase in net assets                            $12,405,673            $29,158,124
Net assets:
  At beginning of year                                         80,271,794             51,113,670
                                                              -----------            -----------

  At end of year (including accumulated
    undistributed net investment income of $249,074 and
    $61,857, respectively)                                    $92,677,467            $80,271,794
                                                              ===========            ===========

See notes to financial statements

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended October 31,
                              Six Months Ended        ----------------------------------------------------------------------------
                                April 30, 1997             1996            1995            1994            1993           1992
----------------------------------------------------------------------------------------------------------------------------------
                                       Class A
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period   $ 8.19           $ 8.07          $ 7.57          $ 8.34          $ 8.00         $ 8.12
                                        ------           ------          ------          ------          ------         ------

Income from investment operations# -
  Net investment income(S)              $ 0.36           $ 0.62          $ 0.60          $ 0.48          $ 0.52         $ 0.63
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions         0.06             0.18            0.48           (0.74)           0.42           0.08
                                        ------           ------          ------          ------          ------         ------
      Total from investment
        operations                      $ 0.42           $ 0.80          $ 1.08          $(0.26)         $ 0.94         $ 0.71
                                        ------           ------          ------          ------          ------         ------

Less distributions declared to shareholders -
                                                                                         $
  From net investment income            $(0.35)          $(0.60)         $(0.58)         --              $(0.24)        $(0.56)
  From net realized gain on
    investments and foreign
    currency transactions                (0.07)           (0.08)         --              --               (0.32)        --
  In excess of net investment
    income and foreign currency
    transactions                        --               --              --               (0.06)         --             --
  In excess of net realized gain
    on investments and foreign
    currency transactions               --               --              --               (0.04)         --             --
  From paid-in-capital                  --               --              --               (0.41)          (0.04)         (0.27)
                                        ------           ------          ------          ------          ------         ------
      Total distributions declared
        to shareholders                 $(0.42)          $(0.68)         $(0.58)         $(0.51)         $(0.60)        $(0.83)
                                        ------           ------          ------          ------          ------         ------
Net asset value - end of period         $ 8.19           $ 8.19          $ 8.07          $ 7.57          $ 8.34         $ 8.00
                                        ======           ======          ======          ======          ======         ======
Total return(+)                          5.27%++         10.42%          15.00%         (3.15)%          12.36%          9.02%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                             0.80%+           1.13%           1.54%           1.71%           1.98%          2.02%
  Net investment income                  8.88%+           7.63%           7.86%           6.11%           5.92%          7.47%
Portfolio turnover                         95%             287%            249%            153%            275%           423%
Net assets at end of period
  (000 omitted)                        $51,445          $49,432         $41,688         $44,032         $60,120        $77,487

  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to October 31, 1993, is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                $ 0.30           $ 0.54          $ 0.53          $ 0.44          $ 0.49         $ 0.61
   Ratios (to average net assets):
     Expenses##                          2.29%+           2.06%           2.47%           2.21%           2.14%          2.21%
     Net investment income               7.39%+           6.70%           6.89%           5.62%           5.76%          7.55%

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------------------
                                                                            Year Ended October 31,
                                             -------------------------------------------------------------------------------------
                                                   1991               1990              1989             1988            1987*
----------------------------------------------------------------------------------------------------------------------------------
                                                Class A
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $ 7.56             $ 8.93            $ 9.60           $ 9.21          $ 9.35
                                                 ------             ------            ------           ------          ------

Income from investment operations -
  Net investment income(S)                       $ 0.73             $ 0.86            $ 0.94           $ 0.93          $ 0.0025
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                   0.95              (1.03)            (0.38)            0.56           (0.1425)
                                                 ------             ------            ------           ------          ------
      Total from investment operations           $ 1.68             $(0.17)           $ 0.56           $ 1.49          $(0.14)
                                                 ------             ------            ------           ------          ------

Less distributions declared to shareholders -
  From net investment income                     $(0.73)            $(0.82)           $(1.18)          $(0.69)         $ --
  From net realized gain on investments
    and foreign currency transactions              --                 --                --              (0.41)           --
  From paid-in-capital                            (0.39)             (0.38)            (0.05)          --                --
                                                 ------             ------            ------           ------          ------
      Total distributions declared to
        shareholders                             $(1.12)            $(1.20)           $(1.23)          $(1.10)         $ --
                                                 ------             ------            ------           ------          ------
Net asset value - end of period                  $ 8.12             $ 7.56            $ 8.93           $ 9.60          $ 9.21
                                                 ======             ======            ======           ======          ======
Total return(+)                                  23.78%            (1.62)%             5.85%           16.60%         (1.50)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                        1.87%              1.47%             1.82%            1.75%           0.57%+
  Net investment income                           9.26%             10.42%            10.05%            9.74%           4.88%+
Portfolio turnover                                 671%               400%              157%             270%            --
Net assets at end of period (000 omitted)       $76,312            $74,555           $87,978          $93,819         $78,479

  *For the period from the commencement of investment operations October 29, 1987, to October 31, 1987.
  +Annualized.
 ++Not annualized.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                         $ 0.71             $ 0.83              --               --              --
   Ratios (to average net assets):
     Expenses                                     2.16%              1.81%              --               --              --
     Net investment income                        8.97%             10.08%              --               --              --

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended October 31,
                                        Six Months Ended         -----------------------------------------------------------------
                                          April 30, 1997               1996              1995             1994            1993**
----------------------------------------------------------------------------------------------------------------------------------
                                                 Class B
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $ 8.14             $ 8.03            $ 7.53           $ 8.33          $ 8.28
                                                  ------             ------            ------           ------          ------

Income from investment operations# -
  Net investment income(S)                        $ 0.33             $ 0.56            $ 0.55           $ 0.45          $ 0.04
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                    0.06               0.18              0.48            (0.78)           0.05
                                                  ------             ------            ------           ------          ------
      Total from investment operations            $ 0.39             $ 0.74            $ 1.03           $(0.33)         $ 0.09
                                                  ------             ------            ------           ------          ------

Less distributions declared to shareholders -
  From net investment income                      $(0.32)            $(0.55)           $(0.53)         $  --            $(0.03)
  From net realized gain on investments and
    foreign currency transactions                  (0.07)             (0.08)             --               --             (0.01)
  In excess of net investment income and
    foreign currency transactions                   --                 --                --              (0.05)           --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    --                 --                --              (0.03)           --
  From paid-in-capital                              --                 --                --              (0.39)           --
                                                  ------             ------            ------           ------          ------
      Total distributions declared to
        shareholders                              $(0.39)            $(0.63)           $(0.53)          $(0.47)         $(0.04)
                                                  ------             ------            ------           ------          ------
Net asset value - end of period                   $ 8.14             $ 8.14            $ 8.03           $ 7.53          $ 8.33
                                                  ======             ======            ======           ======          ======
Total return                                       4.94%++            9.68%            14.23%          (3.97)%           1.15%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       1.45%+             1.80%             2.27%            2.43%           3.03%+
  Net investment income                            8.26%+             7.02%             7.15%            5.97%           5.22%+
Portfolio turnover                                   95%               287%              249%             153%            275%
Net assets at end of period (000 omitted)        $34,231            $25,361            $8,365           $5,350            $265

 **For the period from the commencement of offering of Class B shares, September 7, 1993, to October 31, 1993.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to October 31, 1993, is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                         $ 0.27             $ 0.49            $ 0.48           $ 0.41            --
    Ratios (to average net assets):
      Expenses##                                   2.94%+             2.73%             3.20%            2.92%            --
      Net investment income                        6.77%+             6.09%             6.18%            5.48%            --

See notes to financial statements

-------------------------------------------------------------------------------------------------------------------
                                                                                  Year Ended October 31,
                                                   Six Months Ended    --------------------------------------------
                                                     April 30, 1997          1996          1995        1994***
-------------------------------------------------------------------------------------------------------------------
                                     Class C
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $ 8.12             $ 8.00        $ 7.53         $ 7.53
                                                        ------             ------        ------         ------
Income from investment operations# -
  Net investment income(S)                              $ 0.33             $ 0.57        $ 0.54         $ 0.12
  Net realized and unrealized gain (loss) on
    investments
    and foreign currency transactions                     0.07               0.18          0.48          (0.03)
                                                        ------             ------        ------         ------
      Total from investment operations                  $ 0.40             $ 0.75        $ 1.02         $ 0.09
                                                        ------             ------        ------         ------

Less distributions declared to shareholders -
  From net investment income                            $(0.32)            $(0.55)       $(0.55)        $ --
  From net realized gain on investments and
    foreign
    currency transactions                                (0.08)             (0.08)         --             --
  From paid-in-capital                                    --                 --            --            (0.09)
                                                        ------             ------        ------         ------
      Total distributions declared to
           shareholders                                 $(0.40)            $(0.63)       $(0.55)        $(0.09)
                                                        ------             ------        ------         ------
Net asset value - end of period                         $ 8.12             $ 8.12        $ 8.00         $ 7.53
                                                        ======             ======        ======         ======
Total return                                             4.96%++            9.80%        14.17%          1.23%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             1.44%+             1.71%         2.20%          2.16%+
  Net investment income                                  8.25%+             7.12%         7.23%          8.99%+
Portfolio turnover                                         95%               287%          249%           153%
Net assets at end of period (000 omitted)               $7,002             $5,478        $1,060            $13

***For the period from the commencement of offering of Class C shares, September 1, 1994, to October 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                               $ 0.27             $ 0.51        $ 0.46         $ 0.11
    Ratios (to average net assets):
      Expenses##                                         2.94%+             2.64%         3.13%          2.65%+
      Net investment income                              6.76%+             6.19%         6.26%          8.50%+

See notes to financial statements

------------------------------------------------------------------------------------------
                                                                       Six Months Ended
                                                                         April 30, 1997****
------------------------------------------------------------------------------------------
                                                                                Class I
------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                        $ 8.15
                                                                             ------
Income from investment operations# -
  Net investment income                                                      $ 0.20
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                      0.02
                                                                             ------
      Total from investment operations                                       $ 0.22
                                                                             ------
Less distributions declared to shareholders -
  From net investment income                                                  (0.18)
                                                                             ------
      Total distributions declared to shareholders                           $(0.18)
                                                                             ------
Net asset value - end of period                                              $ 8.19
                                                                             ======
Total return 2.72%++ Ratios (to average net assets)/Supplementa data:

  Expenses##                                                                   --
  Net investment income                                                       8.10%+
Portfolio turnover                                                              95%
Net assets at end of period                                                  $  102

****For the period from the commencement of offering of Class I shares,
    January 9, 1997, to April 30, 1997.
   +Annualized.
  ++Not annualized.
   #Per share data is based on average shares outstanding.
  ##The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION
MFS Strategic Income Fund (the Fund) is a non-diversified series of MFS Series Trust VIII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility, and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities, currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts, or contracts on related options, for purposes other than hedging may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Fund at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and, to the extent unrecoverable, are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, Class C, and Class I shares. The four classes of shares differ in their respective shareholder servicing agent, distribution, and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee was computed daily and paid monthly at an effective annual rate of 0.50% of average daily net assets and 7.14% of investment income. The investment adviser did not impose a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,187 for the period ended April 30, 1997.

Administrator - Effective March 31, 1997, the Trust has an administrative services agreement with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee up to 0.015% per annum of the Trust's average daily net assets, provided that the administrative fee is not assessed on Trust assets that exceed $3 billion.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $27,452 for the period ended April 30, 1997, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $10,818 for the period ended April 30, 1997. Fees incurred under the distribution plan during the period ended April 30, 1997, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,213 and $85 for Class B and Class C shares, respectively, for the period ended April 30, 1997. Fees incurred under the distribution plans during the period ended April 30, 1997, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended April 30, 1997, were $5,700, $23,166, and $1,985 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) PORTFOLIO SECURITIES
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                     Purchases            Sales
------------------------------------------------------------------------------------------------
U.S. government securities                                         $10,828,171      $ 5,272,853
                                                                   ===========      ===========
Investments (non-U.S. government securities)                       $80,181,717      $73,087,588
                                                                   ===========      ===========
The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $96,023,735
                                                                  ===========
Gross unrealized appreciation                                     $ 1,442,394
Gross unrealized depreciation                                      (1,726,862)
                                                                  ===========
  Net unrealized depreciation                                     $  (284,468)
                                                                  ===========

(5) SHARES OF BENEFICIAL INTEREST
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                      Period Ended April 30, 1997        Year Ended October 31, 1996
                                      ---------------------------------  --------------------------------
                                              Shares            Amount           Shares            Amount
---------------------------------------------------------------------------------------------------------
Shares sold                                1,311,498       $10,755,289        2,056,255      $ 16,667,005
Shares issued to shareholders in
 reinvestment of distributions               149,445         1,222,794          200,640         1,607,490
Shares reacquired                         (1,214,699)       (9,974,809)      (1,387,485)      (11,133,559)
                                          ----------       -----------       ----------      ------------
  Net increase (decrease)                    246,244       $ 2,003,274          869,410      $  7,140,936
                                          ==========       ===========       ==========      ============

Class B Shares
                                      Period Ended April 30, 1997        Year Ended October 31, 1996

                                      ---------------------------------  --------------------------------
                                              Shares            Amount           Shares            Amount
--------------------------------------------------------------------------------------------------------
Shares sold                                2,309,268       $18,838,734        2,785,248       $22,357,597
Shares issued to shareholders in
 reinvestment of distributions               121,364           987,034           98,830           787,774
Shares reacquired                         (1,339,660)      (10,924,151)        (809,863)       (6,470,174)
                                          ----------       -----------       ----------      ------------
  Net increase                             1,090,972       $ 8,901,617        2,074,215      $ 16,675,197
                                          ==========       ===========       ==========      ============

Class C Shares
                                      Period Ended April 30, 1997        Year Ended October 31, 1996
                                      ---------------------------------  --------------------------------
                                              Shares            Amount           Shares            Amount
--------------------------------------------------------------------------------------------------------
Shares sold                                  524,292       $ 4,262,754          962,710       $ 7,705,975
Shares issued to shareholders in
 reinvestment of distributions                28,253           229,258           29,851           237,214
Shares reacquired                           (364,697)       (2,966,380)        (450,415)       (3,610,235)
                                          ----------       -----------       ----------      ------------
  Net increase                               187,848       $ 1,525,632          542,146       $ 4,332,954
                                          ==========       ===========       ==========      ============

Class I Shares
                                      Period Ended April 30, 1997****
                                      --------------------------------
                                              Shares            Amount
----------------------------------------------------------------------
Shares sold                                       12            $  100
Shares issued to shareholders in
 reinvestment of distributions              --                       2
Shares reacquired                           --                --
                                          ----------       -----------
  Net increase                                    12            $  102
                                          ==========       ===========
****For the period from the commencement of offering of Class I shares, January 9, 1997, to April 30, 1997.

(6) LINE OF CREDIT
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended April 30, 1997, was $388.

(7) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 1997, is as follows:

Written Option Transactions

                               1997 Calls                             1997 Puts
                               ----------------------------------------------------------------------------
                                   Principal Amounts                      Principal Amounts
                                        of Contracts                           of Contracts
                                       (000 Omitted)       Premiums           (000 Omitted)       Premiums
-----------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  German Marks/British Pounds                   2,537       $  9,873                    --             --
  Japanese Yen                                   --            --                   155,000    $    12,885
Options terminated in closing transactions -
  Japanese Yen                                   --            --                  (155,000)       (12,885)
Options expired -
  German Marks/British Pounds                 (2,537)        (9,873)                   --             --
                                              ------    -----------                  ------    -----------
OUTSTANDING, END OF PERIOD                       --     $      --                              $      --
                                              ======    ===========                  ======    ===========

At April 30, 1997, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

The net receivables on forward foreign currency purchases and sales under master netting arrangements amounted to $65,465 with Bankers Trust, $18,765 with Merrill Lynch, and $428 with Swiss Bank Corporation International
Securities at April 30, 1997.

At April 30, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) RESTRICTED SECURITIES
The Fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 1997, the Fund owned the following restricted securities (constituting 2.85% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                   Date of         Shares/
Description                                    Acquisition      Par Amount            Cost           Value
-----------------------------------------------------------------------------------------------------------

Atlantic Gulf Communities                9/21/89 - 9/25/95             100      $  --           $      550
CSFB Russian Note, 0s, 1997                        4/25/97       2,000,000       1,954,556       1,949,318
Russia, Interest Notes, 6.5s, 2049                 3/18/97       1,000,000         708,750         693,750
                                                                                                ----------
                                                                                                $2,643,618
                                                                                                ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Income Fund, including the schedule of portfolio of investments as of April 30, 1997, and the related statement of operations for the six month period ended April 30, 1997, the statement of changes in net assets for the six month period ended April 30, 1997 and for the year ended October 31, 1996, and the financial highlights for the six month period ended April 30, 1997, and for each of the three years in the period ended October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to the year ended October 31, 1994, indicated herein, were audited by other auditors whose report dated December 16, 1993 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Fund at April 30, 1997, the results of its operations for the six month period ended April 30, 1997, the changes in its net assets for the six month period ended April 30, 1997, and for the year ended October 31, 1996, and the financial highlights for the six month period ended April 30, 1997 and for each of the three years in the period ended October 31, 1996, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
June 6, 1997

                 -------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) STRATEGIC INCOME FUND

TRUSTEES
A. Keith Brodkin* - Chairman and President       ASSISTANT SECRETARY
                                                 James R. Bordewick, Jr.*
Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),       CUSTODIAN
Massachusetts Financial Services Company;        State Street Bank and Trust Company
Director, Cambridge Bancorp; Director,
Cambridge Trust Company                          AUDITORS
                                                 Ernst & Young LLP
Marshall N. Cohan - Private Investor
                                                 INVESTOR INFORMATION
Lawrence H. Cohn, M.D. - Chief of Cardiac        For MFS stock and bond market outlooks, call
Surgery, Brigham and Women's Hospital;           toll free: 1-800-637-4458 anytime from a
Professor of Surgery, Harvard Medical School     touch-tone telephone. For information on MFS
                                                 mutual funds, call your financial adviser
The Hon. Sir J. David Gibbons, KBE - Chief       or, for an information kit, call toll free:
Executive Officer, Edmund Gibbons Ltd.;          1-800-637-2929 any business day from 9 a.m.
Chairman, Bank of N.T. Butterfield & Son         to 5 p.m. Eastern time (or leave a message
Ltd.                                             anytime).

Abby M. O'Neill - Private Investor;              INVESTOR SERVICE
Director, Rockefeller Financial Services,        MFS Service Center, Inc.
Inc. (investment advisers)                       P.O. Box 2281
                                                 Boston, MA 02107-9906
Walter E. Robb, III - President and
Treasurer, Benchmark Advisors, Inc.              For general information, call toll free:
(corporate financial consultants);               1-800-225-2606 any business day from
President, Benchmark Consulting Group, Inc.      8 a.m. to 8 p.m. Eastern time.
(office services); Trustee, Landmark Funds
(mutual funds)                                   For service to speech- or hearing-impaired,
                                                 call toll free: 1-800-637-6576 any business
Arnold D. Scott* - Senior Executive Vice         day from 9 a.m. to 5 p.m. Eastern time. (To
President, Director and Secretary,               use this service, your phone must be
Massachusetts Financial Services Company         equipped with a Telecommunications Device
                                                 for the Deaf.)
Jeffrey L. Shames* - President and Director,
Massachusetts Financial Services Company         For share prices, account balances, and
                                                 exchanges, call toll free: 1-800-MFS-TALK
J. Dale Sherratt - President, Insight            (1-800-637-8255) anytime from a touch-tone
Resources, Inc. (acquisition planning            telephone.
specialists)
                                                 WORLD WIDE WEB
Ward Smith - Former Chairman (until 1994),       www.mfs.com
NACCO Industries; Director, Sundstrand
Corporation
                                                 [DALBAR Logo]  For the third year in a row,
INVESTMENT ADVISER                                              MFS earned a #1 ranking in the
Massachusetts Financial Services Company                        DALBAR, Inc. Broker/Dealer
500 Boylston Street                              Survey, Main Office Operations Service
Boston, MA 02116-3741                            Quality Category. The firm achieved a 3.48
                                                 overall score on a scale of 1 to 4 in the
DISTRIBUTOR                                      1996 survey. A total of 110 firms responded,
MFS Fund Distributors, Inc.                      offering input on the quality of service
500 Boylston Street                              they received from 29 mutual fund companies
Boston, MA 02116-3741                            nationwide. The survey contained questions
                                                 about service quality in 15 categories,
PORTFOLIO MANAGER                                including "knowledge of phone service
James T. Swanson*                                contacts," "accuracy of transaction
                                                 processing," and "overall ease of doing
TREASURER                                        business with the firm."
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

*A ffiliated with the Investment Adviser

MFS(R) STRATEGIC  [DALBAR Logo}                    Bulk Rate
INCOME FUND                                       U.S. Postage
500 Boylston Street                                 P A I D
Boston, MA 02116-3741                                 MFS


[MFS logo]
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(SM)


(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                 MSI-3 6/97 18.5M 34/234/334/834